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                                                                   Exhibit 99(a)

                   CERTIFICATION OF CHIEF EXECUTIVE OFFICER OF
                                 FRONTSTEP, INC.


         This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the annual report of Frontstep, Inc. (the "Company") on Form 10-Q/A for the quarterly period ended March 31, 2002, as filed with the Securities and Exchange Commission (the "Report"). The undersigned, in the capacities and on the date indicated below, hereby certifies that, to the best of his knowledge:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.




                                        By:      /s/ STEPHEN A. SASSER
                                           -------------------------------------
                                                    Stephen A. Sasser
                                           President and Chief Executive Officer


Date:  September 28, 2002
                ----



                   CERTIFICATION OF CHIEF FINANCIAL OFFICER OF
                                 FRONTSTEP, INC.


         This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the annual report of Frontstep, Inc. (the "Company") on Form 10-Q/A for the quarterly period ended March 31, 2002, as filed with the Securities and Exchange Commission (the "Report"). The undersigned, in the capacities and on the date indicated below, hereby certifies that, to the best of his knowledge:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.





                                   By:      /s/ DANIEL P. BUETTIN
                                      ------------------------------------------
                                                  Daniel P. Buettin
                                           Vice President, Finance, Chief
                                           Financial Officer And Secretary,
                                      Principal Financial and Accounting Officer


Date:  September 28, 2002
                ----